UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2017

NEXTSOURCE MATERIALS INC.
(Exact Name of Registrant as Specified in Its Charter)

Canada	000-51151	20-0803515
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001-145 Wellington Street West, Toronto, Ontario, Canada M5J 1H8
(Address of principal executive offices) (Zip Code)

(416) 364-4911
(Registrant's Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On December 27, 2017, NextSource Materials Inc. (the “Company”) completed its change of domicile (the “Redomicile”), pursuant to which the Company changed its jurisdiction of incorporation from the State of Minnesota to Canada, to be governed under the Canada Business Corporations Act (the “CBCA”). The Redomicile was effected pursuant to Section 302A.682 of the Minnesota Business Corporation Act (the “MBCA”) and Section 187 of the CBCA.

A proposal in respect of the Redomicile was approved by the Company’s stockholders at the annual and special meeting of the Company’s stockholders on December 5, 2017.

On December 27, 2017, the Company filed articles of conversion (the “Articles of Conversion”) with the Secretary of State of Minnesota, and shortly thereafter on the same day, filed articles of continuance (the “Articles of Continuance”) with the applicable authority in Canada. The Articles of Conversion and Articles of Continuance each became effective on December 27, 2017. The Redomicile became effective upon acceptance of the Articles of Continuance by the applicable authority in Canada on December 27, 2017 (such time, the "Effective Time”).

At the Effective Time, each share of common stock of the Company (as a Minnesota corporation) held by a stockholder immediately prior to the Effective Time, became one common share of the Company (as a Canadian corporation), without further action on the part of the holders thereof. Additionally, at the Effective Time, each option, warrant or other right to purchase common stock of the Company (as a Minnesota corporation) that were outstanding immediately before the Effective Time, were converted into an option, warrant or other right, respectively, to purchase an equal number of common shares of the Company (as a Canadian corporation).

The company’s common shares will remain listed on the Toronto Stock Exchange in Canada and on the OTCQB in the United States. The Company’s new CUSIP number for its common shares is (65343M100). The Company’s new ISIN number is (CA65343M1005).

Item 3.03      Material Modification to Rights of Security Holders.

The information included in Items 5.03 is incorporated herein by reference. A brief description of the general effect of the change to the Company’s constating documents are set forth in the Proxy Statement under the heading “Comparison of Stockholder Rights” and is incorporated herein by reference. Such description does not purport to be complete and is qualified in its entirety by reference to the CBCA and the complete text of the Articles of Continuance and the New Bylaws, which are filed as Exhibits 3.2 and 3.3, respectively, to this Current Report on Form 8-K.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with, and upon the effectiveness of, the Redomicile, the Company’s articles of incorporation existing immediately prior to the Redomicile was replaced in its entirety by the Articles of Continuance. The Articles of Continuance is attached hereto as Exhibit 3.2.

In connection with, and upon the effectiveness of, the Redomicile, the Company’s bylaws existing immediately prior to the Redomicile (the “Old Bylaws”) was replaced in its entirety by the Company’s new bylaws (the “New Bylaws,”). The New Bylaws is attached hereto as Exhibit 3.3.

The proposals in respect of the replacement of the Articles of Incorporation and the Old Bylaws with, respectively, the Articles of Continuance and the New Bylaws, were previously disclosed in the Company’s proxy statement/prospectus forming a part of the Company’s registration statement on Form S-4 filed with the Securities and Exchange Commission (“SEC”) on October 11, 2017, amended on October 30, 2017, and declared effective by the SEC on November 1, 2017 (the “Registration Statement”).

The Company’s common shares remain registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as a result of the operation of Rule 12g-3 of the Exchange Act. There was no change to the Company’s board of directors or officers. The Company is now a Canadian federal corporation governed by the CBCA.

As a consequence of completion of Redomicile, the Company has completed an assessment as to whether it meets the definition of a “foreign private issuer”, as defined under Rule 3b-4 of the Exchange Act. The Company has concluded that it presently meets the definition of “foreign private issuer” as, (i) the majority of the Company’s executive officers or directors are not United States citizens or residents; (ii) less than 50 percent of the assets of the Company are located in the United States; and (iii) the business of the Company is not administered principally in the United States. Accordingly, the Company plans to commence filing continuous disclosure reports with the SEC as a “foreign private issuer”, which reports will include an annual report on Form 20-F. The Company will not be subject to the proxy statement requirements of the Exchange Act and its insiders will not be subject to the insider reporting requirements of the Exchange Act. The Company will, however, be required to file with the SEC on Form 6-K its quarterly financial statements, management discussion and analysis, information circulars which it files in connection with meetings of its shareholders, material change reports and press releases that the Company files with securities commissions in Canada. Filings with Canadian securities commissions can be viewed at www.sedar.com.

Item 7.01      Regulation FD Disclosure.

On December 29, 2017, the Company issued a press release announcing, among other things, completion of the Redomicile. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information in the press release attached as Exhibit 99.1 hereto shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01      Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit	Description
3.1	Articles of Conversion
3.2	Articles of Continuance
3.3	New Bylaws
99.1	Press Release dated December 29, 2017

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTSOURCE MATERIALS INC.

Date: December 29, 2017	By:	/s/ Marc Johnson
Marc Johnson
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Articles of Conversion
3.2	Articles of Continuance
3.3	New Bylaws
99.1	Press Release dated December 29, 2017